SELECTED SPECIAL SHARES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(520) 434-3771

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

KENNETH C. EICH, Principal Executive Officer, and DOUGLAS A. HAINES, Principal Financial Officer of Selected Special Shares, Inc. (the "Registrant"), each certify to the best of his or her knowledge that:

(1) The Registrant's periodic report on Form N-CSR for the period ended June 30, 2010 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Principal Executive Officer                                                                                     Principal Financial Officer

SELECTED SPECIAL SHARES, INC.                                                                  SELECTED SPECIAL SHARES, INC.

/s/ Kenneth C. Eich                                                                                                /s/ Douglas A. Haines

Kenneth C. Eich                                                                                                       Douglas A. Haines
Principal Executive Officer                                                                                     Principal Financial Officer
Date:  August 18, 2010                                                                                           Date: August 18, 2010

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to SELECTED SPECIAL SHARES, INC. and will be retained by SELECTED SPECIAL SHARES, INC. and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR filed with the Commission.